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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2011

EVOLUTION PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-32942 (Commission File Number)	41-1781991 (I.R.S. Employer Identification Number)

2500 City West Blvd., Suite 1300, Houston, Texas 770042
(Address of Principal Executive Offices)

(713) 935-0122
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

        On June 28, 2011, Evolution Petroleum Corporation, a Nevada corporation (the "Company"), entered into an underwriting agreement (the "Underwriting Agreement") with McNicoll, Lewis & Vlak LLC (the "Underwriter") pursuant to which the Company agreed to issue and sell to the public through the Underwriter, on a "best efforts" basis, an aggregate of 220,000 shares (the "Shares") of the Company's 8.5% Series A Cumulative Preferred Stock, par value $0.001 per share and liquidation preference $25.00 per share (the "Series A Preferred Stock"). The Shares are being offered to the public at $23.00 per Share, and the net proceeds to the Company would be $21.85 per Share after deducting underwriting commissions, but before deducting expenses related to the offering.

        The Shares will be issued pursuant to a final prospectus supplement expected to be filed on June 29, 2011 with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the "Securities Act"), in connection with a takedown from the Company's shelf registration statement on Form S-3 (File No. 333-168107), which became effective on September 2, 2010. The Underwriting Agreement provides that the Underwriter will offer and sell the Shares for the Company on a "best efforts" basis, and the Underwriter are under no obligation to purchase any Shares for its own account or sell any specific number or dollar amount of securities.

        The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company, on one hand, and the Underwriter, on the other, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. In addition, the Underwriting Agreement provides that the Company is under no obligation to sell any Shares unless, upon the closing, the Shares meet certain criteria to list on the New York Stock Exchange Amex Equities (the "NYSE Amex"). The Company has received conditional approval from the NYSE Amex to list the shares of Series A Preferred Stock on the NYSE Amex under the symbol "EPM.PR.A" upon issuance.

        The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated by reference herein.

        In connection with entering into the Underwriting Agreement, on June 29, 2011 the Company filed a Certificate of Designation of Rights and Preferences (the "Certificate of Designation") for the Series A Preferred Stock with the Secretary of State of the State of Nevada with respect to 1,000,000 shares of Series A Preferred Stock, a copy of which is filed herewith as Exhibit 3.1 and is incorporated by reference herein. The Series A Preferred Stock is not convertible into, or exchangeable for, any of the Company's other property or securities. Except upon a change of control of the Company, the Series A Preferred Stock may not been redeemed before July 1, 2014, at or after which time the Series A Preferred Stock may be redeemed at the Company's option for $25.00 per share in cash. In the event of a change of control of the Company, the Series A Preferred Stock will be redeemable at the option of the Company (or the acquiring entity) in whole but not in part at (i) $25.75 per share if the redemption date is on or before July 1, 2012, (ii) $25.50 per share if the redemption date is after July 1, 2012 and on or before July 1, 2013, (iii) $25.25 per share if the redemption date is after July 1, 2013 and on or before July 1, 2014, and (iv) $25.00 per share if the redemption date is on or after July 2, 2014. There is no mandatory redemption of the Series A Preferred Stock. See the Certificate of Designation for additional information relating to the payment of dividends, voting rights, the ranking of the Series A Preferred Stock in comparison with the Company's other securities, and other matters.

Item 3.03.    Material Modification to Rights of Security Holders.

        The filing of the Certificate of Designation (defined above) and the issuance of the Series A Preferred Stock affects the holders of the Company's common stock to the extent provided for in the

Certificate of Designation, which was filed with the Secretary of State of the State of Nevada on June 29, 2011. The information included in Item 1.01 of this Current Report on Form 8-K, including the description of the Certificate of Designation, is also incorporated by reference into this Item 3.03 of this Current Report on Form 8-K.

Item 5.03.    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        The information included in Item 1.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 5.03 of this Current Report on Form 8-K.

Items 7.01.    Regulation FD Disclosure

        On June 28, 2011, the Company issued a press release announcing pricing of a public offering of shares of the Company's 8.5% Series A Cumulative Preferred Stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        In accordance with General Instruction B.2 of Form 8-K, the information presented herein under this Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be "furnished" solely pursuant to Item 7.01 of this report and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or the Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 28, 2011, by and among Evolution Petroleum Corporation, and McNicoll, Lewis & Vlak LLC.
3.1	Certificate of Designation of Rights and Preferences of 8.5% Series A Cumulative Preferred Stock.
5.1	Opinion of Adams and Reese LLP dated June 29, 2011.
23.1	Consent of Adams and Reese LLP (included in Exhibit 5.1).
99.1	Press release dated June 28, 2011.

 SIGNATURES

        In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLUTION PETROLEUM CORPORATION
Date: June 29, 2011	By:	/s/ ROBERT S. HERLIN Robert S. Herlin Chairman and Chief Executive Officer

 EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 28, 2011, by and among Evolution Petroleum Corporation, and McNicoll, Lewis & Vlak LLC.
3.1	Certificate of Designation of Rights and Preferences of 8.5% Series A Cumulative Preferred Stock.
5.1	Opinion of Adams and Reese LLP dated June 29, 2011.
23.1	Consent of Adams and Reese LLP (included in Exhibit 5.1).
99.1	Press release dated June 28, 2011.

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 3.03. Material Modification to Rights of Security Holders.
  Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
  Items 7.01. Regulation FD Disclosure
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX